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                                                                   EXHIBIT 10.54


                             As of August 12, 2002


Baldwin Americas Corporation
Baldwin Europe Consolidated Inc.
Baldwin Asia Pacific Corporation
c/o Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT  06484

Ladies and Gentlemen:

         This letter sets forth our further agreements with respect to that certain letter agreement, dated June 28, 2002, as amended by a subsequent letter agreement dated as of July 5, 2002 (collectively, the "FORBEARANCE AGREEMENT"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Forbearance Agreement or the Credit Agreement (as defined below), as the case may be), by and among Baldwin Americas Corporation, Baldwin Europe Consolidated Inc. and Baldwin Asia Pacific Corporation (collectively, the "BORROWERS"), Baldwin Technology Company, Inc., Baldwin Technology Corporation, Baldwin Consolidated Europe BV, Baldwin Graphics Systems, Inc., Baldwin Kansa Corporation, Baldwin Germany GmbH (formerly known as Baldwin German Capital Holding GmbH), Baldwin Grafotec GmbH (which merged with and into Baldwin German Capital Holding GmbH) and Baldwin Japan Ltd. (the "GUARANTORS"), Fleet National Bank ("FLEET") and First Union National Bank ("FIRST UNION", and together with Fleet, the "LENDERS"), relating to that certain Amended and Restated Credit Agreement, dated as of January 28, 2002, by and among the Borrowers, the Guarantors, the Lenders, Fleet, as Administrative Agent, and First Union, as Documentation Agent (as amended, modified, restated or otherwise supplemented from time to time, the "CREDIT AGREEMENT").

         The Borrowers and the Guarantors (collectively, the "OBLIGORS") requested the Lenders to enter into the Forbearance Agreement in lieu of exercising any and all rights and remedies available to the Lenders under the Credit Agreement and the other Loan Documents as a result of the occurrence of the Existing Covenant Default and the expected occurrence of the Anticipatory Default. Pursuant to the Forbearance Agreement, the Lenders agreed, among other things, to forbear from collection of the Indebtedness until August 12, 2002.

         Each of the Obligors acknowledges that the Forbearance Agreement expires by its own terms on August 12, 2002. The Obligors have advised the Administrative Agent and the Lenders that they will not be able to obtain alternative financing for the purpose of refinancing all of the Indebtedness by August 12, 2002. Accordingly, the Obligors have requested the Administrative Agent and the Lenders to continue to forbear from collection of the Indebtedness until October 1, 2002 in order to allow the Obligors further and sufficient time to obtain alternative financing for the purpose of refinancing all of the Indebtedness. The Administrative Agent and the Lenders are willing to extend the Forbearance Period to October 1, 2002; subject, however, to the express


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agreements and conditions set forth in the Forbearance Agreement and provided further that the Obligors shall pay $100,000 to the Administrative Agent, for the account of the Lenders, as a reduction of principal on the Term Loan Notes on the date hereof; and

         In consideration of and as a material inducement to the Lenders to enter into this Agreement, the Obligors acknowledge and agree to pay to the Lenders on the date hereof a nonrefundable fee (which shall be in addition to, and not in lieu of, any other fees which the Borrowers are required to pay to the Administrative Agent, the Lenders and/or the Issuing Lender under the Credit Documents) equal to 1/12th of 1% of the principal amount of the Indebtedness outstanding as of the date hereof on the date hereof.

         By their signatures below, the Guarantors acknowledge and consent to the accommodations being granted by the Administrative Agent and the Lenders hereunder, and further acknowledge and agree that the Guaranty Agreements remain in full force and effect and continue to apply to the Indebtedness, including without limitation, the Indebtedness as modified by this Agreement.

         This Agreement, the Forbearance Agreement and the other Credit and Forbearance Documents constitute the entire understanding and agreement among the parties hereto and supersede any prior or contemporaneous written or oral understanding with respect to the subject matter hereof. Except as expressly modified herein, the Forbearance Agreement and the other Credit and Forbearance Documents remain unmodified and in full force and effect in accordance with their terms.

         Time is of the essence regarding the matters addressed in this Agreement and the Forbearance Agreement, particularly with respect to payment dates, and the parties executing this Agreement acknowledge that the payment dates must be strictly enforced as material terms of this Agreement.

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         If the foregoing is in accordance with your agreement, please indicate the same by signing below. If this Agreement is not executed fully and delivered to each of the parties hereto by no later than August 12, 2002, this Agreement shall not become effective and shall be deemed null and void and of no force or effect.

                                   Very truly yours,

                                   FLEET NATIONAL BANK,
                                   as Administrative Agent and Lender

                                   By
                                       -----------------------------------------
                                       Name:
                                       Title:


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                                   FIRST UNION NATIONAL BANK,
                                   as Lender

                                   By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                   REVIEWED AND AGREED TO:

                                   BALDWIN AMERICAS CORPORATION


                                   By
                                      ------------------------------------------
                                       Name:    Vijay C. Tharani
                                       Title:   Vice President


                                   BALDWIN EUROPE CONSOLIDATED INC.


                                   By
                                      ------------------------------------------
                                       Name:    Vijay C. Tharani
                                       Title:   Vice President

                                   BALDWIN ASIA PACIFIC CORPORATION


                                   By
                                      ------------------------------------------
                                       Name:    Vijay C. Tharani
                                       Title:   Vice President


                                   BALDWIN TECHNOLOGY COMPANY, INC.

                                   By
                                       -----------------------------------------
                                       Name:    Vijay C. Tharani
                                       Title:   Vice President, CFO & Treasurer


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                                   BALDWIN TECHNOLOGY CORPORATION

                                   By
                                      ------------------------------------------
                                       Name:    Vijay C. Tharani
                                       Title:   Vice President


                                   BALDWIN GRAPHIC SYSTEMS, INC.


                                   By
                                      ------------------------------------------
                                       Name:    Vijay C. Tharani
                                       Title:   Vice President


                                   BALDWIN KANSA CORPORATION


                                   By
                                      ------------------------------------------
                                       Name:    Helen P. Oster
                                       Title:   Secretary


                                   BALDWIN EUROPE CONSOLIDATED BV


                                   By
                                      ------------------------------------------
                                       Name:    Henricus J. M. Groenemans
                                       Title:   Director

                                   By
                                      ------------------------------------------
                                       Name:    Vijay C. Tharani
                                       Title:   Director


                                   BALDWIN GERMANY GMBH (formerly known as
                                   Baldwin German Capital Holding GmbH and as successor by merger to Baldwin Grafotec GmbH)

                                   By
                                      ------------------------------------------
                                       Name:    John T. Heald, Jr.
                                       Title:   Geschaftsfuhrer


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                                   BALDWIN - JAPAN LTD.


                                   By
                                      ------------------------------------------
                                       Name:    John T. Heald, Jr.
                                       Title:   Representative Director



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